Atlanta, GA - March 13-14, 2023 Piper Sandler Bank Investor Conference Exhibit 99.1

This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, statements on our expectations related to (1) loan growth; (2) deposit growth, pricing, and betas; (3) net interest income and net interest margin; (4) revenue growth; (5) non-interest expense, including expenses related to our strategic initiatives; (6) credit trends and key credit performance metrics; (7) capital position; (8) our future operating and financial performance; (9) our strategy and initiatives for future revenue growth, balance sheet management, capital management, expense savings, and technology; and (10) our assumptions underlying these expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation. Many of these factors are beyond Synovus' ability to control or predict. These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2022 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law. Forward Looking Statements Use of Non-GAAP Financial Measures This slide presentation contains a non-GAAP financial measure determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: adjusted tangible efficiency ratio. The most comparable GAAP measure to the measures is efficiency ratio – TE (taxable equivalent). Management uses non-GAAP financial measures to assess the performance of Synovus' business and the strength of its capital position. Management believes that non-GAAP financial measures provide meaningful additional information about Synovus to assist management, investors, and bank regulators in evaluating Synovus' operating results, financial strength, the performance of its business and the strength of its capital position. However, non-GAAP financial measures have inherent limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP. Non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant items and other factors, and since they are not required to be uniformly applied, they may not be comparable to other similarly titled measures at other companies. The adjusted tangible efficiency ratio is a measure utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. The computation of the non-GAAP financial measure used in this slide presentation is set forth in the appendix to this slide presentation. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of Synovus’ control, or cannot be reasonably predicted. For the same reasons, Synovus’ management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. Amounts on certain slides that follow may not total due to rounding. 2

Who We Are

Founded 1888	2018	2019-20	2021	2022 +
135-year history of commercial and retail banking in the Southeast U.S.	Completed transition from multiple legacy banking platforms to singularly branded Synovus name and platform	Launched Synovus Forward, to further optimize revenue and reduce expenses Acquired and integrated Florida Community Bank, deepening Florida footprint	Kevin Blair appointed CEO	Completed Synovus Forward Formal introduction of 4-pillar execution strategy

Branches	246
ATMs	365
Assets	$60B
Loans	$44B
Deposits	$49B

The SYNOVUS® Name

1 + 1 = 3

Synergy

Working together; the interaction of separate parts such that the total effect is greater than the sum of their individual effects.

Novus

Latin for "new", meaning different from one of the same category that has existed previously; of dissimilar origin and usually of superior quality.

Powerful Results

Communication

Collaboration

Commitment

20 Greenwich Excellence *and* Best Brand Awards(1)

Greenwich Excellence

J.D. Power Overall Satisfaction Score Top Quartile Among Peer Group

J.D. POWER

Note: Metrics as of 12/31/22

(1) 2022 awards - small business and middle market banking

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Compelling Investment Thesis Focused on Our Right to Win Resilient Risk Profile Investing For the Future Top Quartile Financial Performance Attractive Southeastern Footprint Positioned For Consistent Earnings Growth 4

Shareholder Value Creation Through Consistent Performance Above market earning asset and core client fee income growth Positive operating leverage Targeting 10%+ Annual Earnings Growth Over Time Key Drivers of Consistency (1) Excluding PPP loans for 2021 and 2022 (2) Excluding residential mortgage fee income in growth measure given market volatility; client fee income includes core banking fees, wealth revenue, and capital markets income (3) 2023 expected to be negatively impacted by planned changes to our consumer checking account offerings (4) Non-GAAP financial measure; see appendix for applicable reconciliation 5 Relationship deepening Credit Vigilance Core Deposit Focus 5-9% Avg. 2021-22 2023F8% Loan Growth(1) 11% Business line diversification Profitability Objectives (4) 64.4% 58.3% 52.4% 50% 62.6% 55.7% 52.2% 45% 50% 55% 60% 65% 2016 2020 2022 Target State Efficiency Ratio-TE Adj. Tangible Efficiency Ratio Focus on consistent earnings growth over time Avg. 2021-22 2023F 5-7%(3) Client Fee Income Growth (ex mtg(2)) 13%

Southeast Markets Support Growth… 55% 42% 66% 55% Loans Outstanding - Growth Markets Core Deposits - Growth Markets 4Q18 4Q22 Growth Markets(1) 2.1% 4.2% National SNV (1) Growth markets represent Atlanta, Savannah, South Florida, Tampa, Orlando, Jacksonville, Pensacola, Huntsville, Greenville/Spartanburg, Charleston and Nashville. Bar charts represent percentage of balances outstanding relative to all market-based banking. Excludes out-of-market banking. (2) Reflects 2022 deposit-weighted population growth by MSA Source: S&P Capital IQ Expanding Presence in Growing Southeast Markets(1) ’23–’28 Est. Population Growth(2) 6

…and a Lower Risk Profile Office CRE Oversupply Risk Far Lower than GFC: Deliveries as % of Inventory 5.3% 1.8% 0.0% 2.0% 4.0% 6.0% '08 % Deliveries '22 % Deliveries SNV Top 5 Office Markets (Loan-Weighted Avg) 2.7% 0.4% 0.0% 2.0% 4.0% 6.0% '08 % Deliveries '22 % Deliveries SNV Top 5 Retail Markets (Loan-Weighted Avg) Retail Multifamily Warehouse 1.5% 2.9% 0.0% 2.0% 4.0% 6.0% '08 % Deliveries '22 % Deliveries SNV Top 5 Multi Markets (Loan-Weighted Avg) 2.6% 2.8% 0.0% 2.0% 4.0% 6.0% '08 % Deliveries '22 % Deliveries SNV Top 5 Ind/WH Markets (Loan-Weighted Avg) 0% 4% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% US SNV Rent Growth S V S 7% 8% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% US SNV Rent Growth SNV US 83% 85% 70% 75% 80% 85% 90% 95% 100% US SNV Occupancy S V S 96% 97% 70% 75% 80% 85% 90% 95% 100% US SNV Occupancy S V US 4% 7% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% US SNV Rent Growth S V S 95% 95% 70% 75% 80% 85% 90% 95% 100% US SNV Occupancy SNV US 13% 15% 0% 2% 4% 6% 8% 10% 12% 14% 16% US SNV Rent Growth SNV US 96% 97% 70% 75% 80% 85% 90% 95% 100% US SNV Occupancy SNV US Note: 4Q22 YOY occupancy, rent growth, and % of inventory figures for the office, retail, and warehouse sectors are sourced from CoStar; multifamily metrics are sourced from RealPage 7

Note: Metrics as of 12/31/22 (1) Income Producing Real Estate 3.57% 0.53% 0.33% 2.78% 0.47% 0.29% 0.54% 0.21% 0.15% 2012 2017 2022 NPA Ratio NPL Ratio Total Past Dues > 30 Days Ratio 57.4% 79.1% 80.8% 29.3% 18.5% 17.0%13.3% 2.4% 2.2% 2012 2017 2022 High Pass/Pass Low Pass Criticized/Classified NPA, NPL, and Past Due Ratios Risk Rating Migration Portfolio Rebalanced and Diversified Significant Improvement in Credit Metrics and Risk Ratings IPRE(1) 1-4 Fam, Land & Dev. C&I Consumer Average FICO of 759 54.7% Average LTV Diversified across multiple industries 27% 21% 50% 2% Healthy and Diversified Loan Portfolio 8

Commercial Banking

Broad Coverage Plus Industry Expertise

~200
Geographic Based Relationship Managers

~80
Industry Specialist Relationship Managers

~$34Bn
Commercial Loans Outstanding[1]

~$24Bn
Commercial Deposit Franchise[1]

- Lender Finance
- Healthcare
- Community Investment Capital
- Tech and Communications
- Quick Service Restaurants
- Financial Institutions (FIG)

3 Year CAGR (2019 – 2022)[2]

11%	9%	12%
C&I Loan Growth	Commercial Fee Income Growth	Commercial Core Deposit Growth

Our Right to Win

Full Suite of Product Capabilities + Speed to Market



Private Wealth
Treasury & Payment Solutions
SYNOVUS
Client
Digital Solutions
Syndicated Finance
Capital Markets

(1) Represents 12/31/22 outstanding balances in our core commercial business lines including the Community Bank, Wholesale Bank, and CIB.
(2) Inclusive of our core commercial business lines include the Community Bank, Wholesale Bank, and CIB. Fee Income also includes Treasury & Payment Solutions and Capital Market businesses.

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20% 45% 35% 4Q19(3) 7% 56% 37% 4Q22(3) Time Deposits DDA & NOW MMA and Savings Investments in Treasury & Payments Solutions (TPS) producing returns (1) Estimated as of 3/10/23. Excludes available Fed Funds lines, FRB Discount Window and various other sources. (2) ~$1BB of liquidity expected to be generated in 2023 from run-off (3) % of core deposits (4) Through 3/10/23 (5) Including production resulting from existing relationships changing account type Positive long-term trends in deposit mix Strength in Our Capital & Liquidity Position 10 Recent Core Deposit growth - $581MM or 1.3% Core Deposit growth since year-end(4), broad based across commercial and consumer LOBs - Core Deposit growth has exceeded loan growth of $435MM QTD(4) bolstering our liquidity position - January/February 2023 core deposit production(5) up 250%+ versus the same period in 2022 - Account diminishment headwinds, while still prevalent, are beginning to moderate relative to levels experienced in 2H of 2022 Continued growth in CET1 ratio 8.9% 9.7% 9.5% 9.6% 10.0%+ 2019 2020 2021 2022 Near-Term Target Significant liquidity sources(1) FRB Reserves $1.1 Unencumbered Securities $4.9 Third-Party Loans (in runoff) $1.6(2) FHLB Borrowing Capacity $4.2 ($ in billions)

(1) NIM reflects Actual/Actual day count and includes other immaterial adjustments versus NIM previously reported (2) As of 12/31/22 (3) As of 12/31/22 for securities and loans and 1Q23 for loan hedge portfolio. Securities shown at amortized cost. (4) Represents 4Q22 yields for securities and loans; loan hedge portfolio reflects approx. effective received fixed rate for 1Q23 (5) Represents approximate current going on yields, excludes our Construction to Perm residential mortgage product. Ranges reflect various loan/security types and terms that impact pricing. Loan hedge rate represents the floating rate paid on the swap. Benefited from asset sensitivity… …With further long-term upside Notional (Bn)(3) Estimated Duration (Yrs) Avg. Portfolio Yield(4) Going on Yield(5) Securities $11.3 ~5.3 2.09% ~5.0 – 5.5% Mortgages $5.2 ~5.3 3.50% ~5.5 – 6.5% Other Fixed Rate Loans $11.5 ~2.5 4.85% ~6.5 – 7.5% Loan Hedge Portfolio $4.7 ~2.0 1.47% ~4.75 - 5.0% Financial Benefits From Higher Rates 2.96% 3.01% 3.22% 3.47% 3.56% 2.50% 4Q21 1Q22 2Q22 3Q22 4Q22 11 +60 bps YoY $392 $392 $425 $478 $501 300 350 400 450 500 550 600 650 4Q21 1Q22 2Q22 3Q22 4Q22 NIM(1) Net Interest Income +$109MM YoY ($ in millions) NIB / Total Core Deposits(2) 36% % of Loan Portfolio Floating Rate(2) 62% Drivers of long-term NII expansion in high-rate environment ~$33 Bn Fixed rate Assets/Hedges which should reprice at accretive yields

Appendix

SYNOVUS

Well-Positioned in Recession Sensitive Sectors

Office

Balance: $3,012[1]

LTV: 53.3%
% of Loans >70% LTV: 7.9%

>50% of Office portfolio is medical in nature

This matters because:

- Health related spending has increased 25% since 2Q20 and comprises 20% of US GDP

2014 Average effective age of office collateral

This matters because:

- Older office properties generally trade at a discount to newer offices
- Of the 6mm sf of 4Q22 negative US net absorption, none came from offices built since 2010

Hotel

Balance: $1,708[1]

LTV: 56.2%
% of Loans >70% LTV: 3.2%

98% of Hotel portfolio is Upper-Midscale and above

This matters because:

- Recent weakness in hotel performance has been confined to lower quality tiers

0 Losses in the portfolio since the pandemic

This matters because:

- Demonstrates a portfolio well-positioned for less-than-optimal economic conditions

Retail

Balance: $1,404[1]

LTV: 52.0%
% of Loans >70% LTV: 9.0%

76% of Retail portfolio is tenanted by a credit tenant or necessity provider

This matters because:

- Necessity providers are excellent recession hedges and are less susceptible to online competition

97% Single Tenant retail occupants are credit-rated tenants

This matters because:

- National credit-rated tenant collection rates are above 95%
- Single credit tenant retail properties are backed by large corporate guarantees

Senior Housing

Balance: $3,794[1]

LTV: 60.1%[2]
% of Loans >75% LTV[3]: 4.7%

85% of Sr Housing portfolio is private pay

This matters because:

- Private pay facilities absorb rent increases more easily and are less constrained by reimbursements

75% Institutional grade sponsorships

This matters because:

- Institutional sponsors have deeper industry expertise and better access to liquidity

Small Business

Balance: $980[1]

66% of the Small Business portfolio is secured by real estate

This matters because:

- Real estate-secured Small Business loans are less likely to default

73% Of Synovus Small Business customers report equal or higher business activity in 4Q22

This matters because:

- Our small business customers are showing resilience in the face of a potential downturn

1. In millions; balances as of 12/31/2022; 2. Senior Housing LTVs are based on total economic value of an operating facility; 3. 75% is the maximum LTV necessary for a HUD permanent takeout, the primary senior housing exit strategy

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SYNOVUS

ESG Progress and Priorities


Environmental

- **Physical space reductions**, including 37 branch closures since the beginning of 2022, Columbus corporate footprint reduction, and additional market location square footage reductions across footprint
- **Continued digital adoption and paper reduction**
- **Dedicated sustainable energy investing practice**
- **Continued exploration of and engagement in solar investments and other carbon offset opportunities**
- **2019-2021 Scope 1 and 2 emissions baseline web disclosure**
- **Task Force on Climate-related Financial Disclosures (TCFD) framework adoption and inaugural CDP reporting**


Social

- **Continued community investments**, with a focus on financial literacy and affordable housing
- **Completion of 24,000 volunteer hours**
- **Expanded DEI/EEO1 data and representation metric disclosures**; continued progress in meeting expanded targets
- **Further advancement of executive level DEI representation and candidate pool diversity accountability**; DEI strategy inclusion in executive compensation program
- **Continued HBCU campus recruiting and diverse early talent engagement; October Diversity Symposium**
- **Voice of the Team Member survey action team improvements**
- **Leadership development program full engagement**


Governance

- **Updated and expanded website disclosures**
- **SEC proposed future climate rules monitoring**
  - Qualitative and quantitative internal controls/financial reporting buildout
- **Internal Oversight Council sub-work team buildout**
- **ESG risk dashboard adoption**
- **Continued board diversification**

Find more at https://www.synovus.com/about-us/esg/

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Focus on Diversity, Equity, and Inclusion • Foster a supportive, engaged, and inclusive workplace culture by listening to team members and taking action • Connect and inform team members through Employee Resource Groups and DEI Leadership Team • Strategic recruitment and engagement with HBCUs and affinity groups in our footprint • Focus on diverse talent pipeline for hiring, succession planning, and development • Diversity Symposium – opportunity for prospective candidates to learn about career opportunities and DEI at Synovus • Gender + Ethnicity Compensation Review • Enhance benefit offerings: health and well-being 66% 30% Overall Synovus Team People of Color Female 33% 36% 37% 38% 39% 2018 2019 2020 2021 2022 Women in Leadership 8% 12% 13% 15% 16% 2018 2019 2020 2021 2022 People of Color in Leadership 21% 57% 22% Generational Composition of Senior Leadership Team Millenial Generation X Baby Boomers 15

Non-GAAP Financial Measures ($ in thousands) 2022 2020 2016 Total non-interest expense $1,157,506 $1,179,574 $755,923 Subtract/add: Earnout liability adjustments — (4,908) — Subtract: Goodwill impairment — (44,877) — Subtract: Merger related expense — — (1,636) Subtract/add: Restructuring charges 9,690 (26,991) (8,267) Subtract/add: Fair value adjustment on non-qualified deferred compensation 4,054 (2,310) (811) Subtract: Valuation adjustment to Visa derivative (6,000) (890) (5,795) Subtract: Loss on early extinguishment of debt (677) (10,466) (4,735) Subtract: Litigation settlement/contingency expense — — (2,511) Adjusted non-interest expense $1,164,573 $1,089,132 $732,168 Subtract: Amortization of intangibles (8,472) (10,560) (521) Adjusted tangible non-interest expense $1,156,101 $1,078,572 $731,647 Net interest income $1,796,900 $1,512,748 $899,180 Add: Tax equivalent adjustment 3,927 3,424 1,285 Add: Total non-interest revenue 409,336 506,513 273,194 Total TE revenue $2,210,163 $2,022,685 $1,173,659 Subtract/add: Investment securities losses (gains), net — (78,931) (6,011) Subtract/add: Gain on sale and increase/decrease in fair value of private equity investments, net — (4,775) 1,026 Subtract/add: Fair value adjustment on non-qualified deferred compensation 4,054 (2,310) (811) Total adjusted revenue $2,214,217 $1,936,669 $1,167,863 Efficiency ratio-TE 52.4% 58.3% 64.4% Adjusted tangible efficiency ratio 52.2% 55.7% 62.6% 16